EXHIBIT 10(j)

                                 LOAN AGREEMENT

                  THIS LOAN AGREEMENT (this "Agreement") is made and entered into as of the 30th day of January, 1998, by and between THE BANKERS BANK, a banking corporation organized under the laws of Georgia (the "Lender"), and COASTAL FINANCIAL CORPORATION, a Delaware corporation (the "Borrower").

                                    RECITALS

                  WHEREAS, the Borrower wishes to obtain from the Lender a loan in the principal amount of up to $16,000,000, and the Lender, on the terms and conditions hereinafter set forth, is willing to lend such sum to the Borrower;

                  NOW, THEREFORE, for and in consideration of the premises, and the mutual agreements, warranties and representations herein made, the Lender and the Borrower agree as follows:

                            ARTICLE I - DEFINITIONS

         1.1 "Bank" means Coastal Federal Savings Bank, a federal savings bank formed under the laws of the United States, regulated by the Office of Thrift Supervision, and authorized to do business in South Carolina and North Carolina.

         1.2 "Bank Stock" means all of the issued and outstanding capital stock of the Bank owned by Borrower.

         1.3 "Bank Subsidiaries" means each and every banking Subsidiary of the Borrower, now or hereafter in existence, including, but not limited to, Coastal Federal Savings Bank.

         1.4 "Capital" means all capital or all components of capital, other than any allowance for loan and lease losses that would otherwise be included and net of any intangible assets, as defined from time to time by the primary federal regulator of the Borrower, the Bank, or each of the other Bank Subsidiaries (as the case may be).

         1.5 "CFM Loan" means the Borrower's $5,000,000 line of credit with Union Planters, Memphis, Tennessee, which is used to fund mortgage loans originated by Coastal Federal Mortgage, Inc., a wholly-owned subsidiary of the Borrower.

         1.6 "Collateral" means and includes all property assigned or pledged to the Lender or in which the Lender has been granted a security interest or to which the Lender has been granted security title under this Agreement or the other Financing Documents or any other agreement, instrument, or document and the proceeds thereof.

         1.7 "Core  Capital"  shall have the  definition  set forth in 12 C.F.R.
Section 567.5(a), as amended from time to time.

         1.8 "ERISA" means the Employee Retirement Income Security Act of 1974, P.L. No. 93-406, as amended from time to time.

         1.9 "Event of Default" shall have the meaning set forth in Article VII hereof.

         1.10 "Financing Documents" means and includes this Agreement, the Note, the Pledge Agreement, and all other associated loan and collateral documents including, without limitation, all guaranties, suretyship agreements, stock powers, security agreements, security deeds, subordination agreements, exhibits, schedules, attachments, financing statements, notices, consents, waivers, opinions, letters, reports, records, assignments, documents, instruments, information and other writings related thereto, or furnished by the Borrower to the Lender in connection therewith or in connection with any of the Collateral, and any amendments, extensions, renewals, modifications or substitutions thereof or therefor.

         1.11 "Lender" shall include transferees, assignees and successors of the Lender, and all rights of the Lender under the Financing Documents shall inure to the benefit of its transferees, successors and assigns. All obligations of the Borrower under the Financing Documents shall bind its heirs, legal representatives, successors, and assigns.

         1.12 "LIBOR" means the one month London Interbank Offered Rate designated in the Money Rates Section of the Eastern Edition of the Wall Street Journal.

         1.13 "Liabilities" means all indebtedness, liabilities, and obligations of the Borrower or any Subsidiary thereof of any nature whatsoever which the Lender may now or hereafter have, own or hold, and which are now or hereafter owing to the Lender regardless of however and whenever created, arising or evidenced, whether now, heretofore or hereafter incurred, whether now, heretofore or hereafter due and payable, whether alone or together with another or others, whether direct or indirect, primary or secondary, absolute or contingent, or joint or several, and whether as principal, maker, endorser, guarantor, surety or otherwise, and also regardless of whether such Liabilities are from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred, including without limitation the Note and any amendments, extensions, renewals, modifications or substitutions thereof or therefor.

         1.14 "Loan" shall have the meaning set forth in Section 2.1 hereof.

         1.15 "Material Adverse Change" means any act, omission, event or circumstance that would entail loss, liability, damage, or expense equal to or in excess of $500,000 in any single act, omission, event or circumstance, or $1,000,000 in the aggregate, for which amount Borrower has not previously provided a reserve or specific allocation.

         1.16 "Note" shall have the meaning set forth in Section 2.2 hereof.

         1.17 "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         1.18 "Pledge Agreement" shall have the meaning set forth in Section 2.4(a) hereof.

         1.19 "Subsidiary" means each of the Bank Subsidiaries and each other corporation for which the Borrower has the power, directly or indirectly, to direct its management or policies or to vote 25% or more of any class of its voting securities.

         1.20 "Total Risk-Based Capital Ratio" means the total risk-based capital ratio as defined by the capital maintenance regulations of the primary federal bank regulatory agency of the relevant Bank Subsidiary.

         1.21 All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in effect from time to time.

                             ARTICLE II - THE LOAN

         2.1 Subject to the terms and conditions of this Agreement, the Lender agrees to lend to the Borrower the principal sum of up to $16,000,000 (the "Loan") in a series of advances as requested from time to time by the Borrower in a period beginning on the date of this Agreement and ending on the date 24 months after the date of this Agreement. Each such advance will reduce the remaining commitment to lend hereunder and repayments of advances shall not permit the Borrower to receive an additional advance of such funds.

         2.2 The Loan shall be evidenced by a grid promissory note, in form and substance satisfactory to the Lender, duly executed and delivered by the Borrower in favor of the Lender. This grid promissory note and any amendment(s), extension(s), renewal(s), modification(s) or substitution(s) thereof or therefor which is in effect at any particular time is hereinafter called the "Note." The Note shall provide that:

               (a) The Loan shall bear interest at a rate per annum, calculated on the basis of a 360-day year and actual days elapsed, equal to LIBOR plus 200 basis points. This rate will be adjusted based on the LIBOR rate published on the first business day of each calendar month.

               (b) Accrued interest shall be payable quarterly in arrears on the last day of each quarter, commencing March 31, 1998, and continuing to be due on the last day of each quarter (March 31, June 30, September 30, or December 31) thereafter until the Loan is paid in full. Interest shall also be due and payable when the Loan shall become due (whether at maturity, by reason of acceleration or otherwise).

               (c) The entire outstanding balance of the Loan, together with all accrued and unpaid interest, shall be due and payable on January 30, 2008.

               (d) No penalty or premium shall be imposed for the prepayment in whole or in part of the principal balance of the Loan. Any prepayment in full shall be accompanied by the payment in full of all accrued but unpaid interest on the Loan through the prepayment date, whether or not such interest is otherwise due and payable.

               (e) In the event of conflict  between  the terms of this  Section
2.2 and those of the Note, the Note shall control.

         2.3 The proceeds of the Loan shall be used by the Borrower to refinance existing debt of Borrower in the principal amount of $1,500,000 plus accrued interest and fees due and to provide funds for capital management and future expansion.

         2.4 To secure the repayment of the Loan:

               (a) The Borrower shall execute and deliver to the Lender a stock pledge agreement (the "Pledge Agreement") in form and substance satisfactory to the Lender, and pursuant to which the Borrower shall grant to the Lender a security interest in the Bank Stock. On or before the day the Loan is made, the Borrower shall deliver to the Lender the certificate(s) representing the Bank Stock together with stock transfer powers for the same in form and substance satisfactory to the Lender. If at any time prior to repayment in full of the Loan the Borrower acquires any additional shares of the Bank Stock, the Borrower shall promptly deliver certificates evidencing such shares of the Bank Stock to the Lender and such additional shares shall be added to the collateral already pledged to the Lender under the Pledge Agreement, and the Lender shall have a security interest in such additional shares.

               (b) If at any time prior to repayment in full of the Loan the aggregate book value (as determined in accordance with generally accepted accounting principles) of the shares of Bank Stock under pledge to the Lender becomes less than $32,000,000, the Borrower shall promptly deliver to the Lender on demand additional collateral of a type and value acceptable to the Lender (and the Lender's judgment in valuing same shall be conclusive) so that the sum of the value of such additional collateral plus the aggregate book value of the Bank Stock then under pledge is equal to or in excess of $32,000,000. In connection with the Borrower's delivery of any additional collateral under this
Section 2.4(b), the Borrower will execute any and all security documents as the Lender may request to evidence and perfect the Lender's rights in such additional collateral.

         2.5 In connection with the Loan, the Borrower also will deliver to the Lender the resolutions and other agreements or instruments specified in Section
6.5 hereof and such other documents as may be reasonably required by the Lender.

                  ARTICLE III - REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Lender that each of the following is true, correct, complete and accurate in all respects:

         3.1 The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to do business in all jurisdictions where such qualification is necessary, except where the failure to so qualify would not have a material adverse effect on the Borrower or its business. The Borrower is registered as a unitary thrift holding company with the Office of Thrift Supervision.

         3.2 The Bank is a federal savings bank formed under the laws of the United States, regulated by the Office of Thrift Supervision, and authorized to do business in South Carolina and North Carolina. The Bank has 40,000,000 shares of common stock, par value $1.00 per share, authorized, of which 1,000 are issued and outstanding, and 10,000,000 shares of preferred stock authorized, none of which are issued and outstanding. The Borrower owns all of the outstanding capital stock of the Bank, and there are no outstanding options, warrants or other rights which can be converted into shares of capital stock of the Bank (other than those, if any, issued in favor of the Borrower). The Bank has all requisite corporate power and authority and possesses all licenses, permits and authorizations necessary for it to own its properties and conduct its business as presently conducted.

         3.3 Each financial statement of the Borrower or any Subsidiary which has been delivered to the Lender presents fairly the financial condition of the Borrower or such Subsidiary as of the date indicated therein and the results of its operations for the period(s) shown therein. There has been no material adverse change, either existing or threatened, in the financial condition or operations of the Borrower or any Subsidiary since the date of such financial statement.

         3.4 The Borrower has full power and authority to make, execute and perform each of the Financing Documents in accordance with the respective terms thereof. The execution and performance by the Borrower of each and every one of the Financing Documents has been duly authorized by all requisite action, and each and every one of them constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms.

         3.5 Execution, delivery, and performance by the Borrower of each and every one of the Financing Documents does not violate any provision of law or regulations applicable to Borrower and will not result in a breach of or constitute a default under any agreement, indenture or other instrument to which the Borrower or any Subsidiary is a party or which the Borrower or any Subsidiary is bound.

         3.6 Except for the security interest created by the Pledge Agreement, the Borrower owns the Bank Stock free and clear of all liens, charges and encumbrances. The Bank Stock is duly issued, fully paid and non-assessable, and the Borrower has the unencumbered right to pledge the Bank Stock.

         3.7 There is no claim, action, suit, arbitration, investigation, condemnation or other proceeding at law or in equity, or by or before any federal, state, local or other governmental agency, or by or before any other agency or arbitrator, nor is there any judgment, order, writ, injunction or decree of any court pending, or to the knowledge of Borrower, anticipated or threatened against the Borrower or any Subsidiary or against any of their properties or assets, which might have a material adverse effect on the Borrower, any Subsidiary, or their respective properties or assets, or which might call into question the validity or enforceability of any of the Financing Documents, or which might involve the alleged violation by the Borrower or any Subsidiary of any material federal, state, local or other law, rule or regulation.

         3.8 All of the Borrower's outstanding capital stock has been validly issued, fully paid and is non-assessable. The Borrower is not in material violation of any applicable federal, state, local, or other securities laws and regulations with respect to the issuance of any of its capital stock or any other of its securities.

         3.9 The Borrower and each Subsidiary have accurately prepared and timely filed (or caused to be filed) in all material respects all required federal, state, local, or other tax returns and have paid (except as otherwise permitted by Section 4.4 hereof) all governmental taxes and other charges imposed upon it or on any of its properties or assets. The Borrower does not know of any proposed additional tax assessment against it or any Subsidiary.

         3.10 No consent, approval, order, authorization, designation, registration, declaration, or filing with or of any federal, state, local, or other governmental authority or public body on the part of the Borrower or any

Subsidiary is required in connection with the Borrower's execution, delivery or performance of any of the Financing Documents; or if required, all such prerequisites have been, or as of the date the Loan is advanced will be, fully satisfied.

         3.11 Neither the Borrower nor any Subsidiary has incurred any material accumulated funding deficiency within the meaning of ERISA, or has incurred any material liability to the Pension Benefit Guaranty Corporation established under ERISA (or any successor thereto under such Act) in connection with any employee benefit plan established or maintained by the Borrower or any Subsidiary.

         3.12 None of the transactions contemplated in this Agreement (including, without limitation, the use of the proceeds of the Loan) will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Parts 207, 220, 221, and 224. None of the proceeds of the Loan hereunder will be used to purchase or carry (or refinance any borrowing the proceeds of which were used to purchase or carry) any "margin stock" within the meaning of Regulation U.

                       ARTICLE IV - AFFIRMATIVE COVENANTS

         For so long as this Agreement is in effect, and unless the Lender expressly consents in writing otherwise or to the contrary, the Borrower hereby expressly covenants and agrees as follows:

         4.1 Upon the reasonable request of the Lender, the Borrower and each Subsidiary shall make available its officers to the Lender to discuss the financial affairs of the Borrower or such Subsidiary, at such times and intervals as the Lender may reasonably request, and the Borrower and each Subsidiary shall promptly confirm or furnish in reasonable detail whatever information relative to the Borrower or such Subsidiary as the Lender's authorized representative, auditor or counsel may reasonably request.

         4.2 The Borrower shall promptly furnish to the Lender:

               (a) not later than 120 days after and as of the end of each fiscal year, audited consolidated and consolidating financial statements of the Borrower, to include a balance sheet and statements of income, changes in stockholders' equity and cash flows, all in reasonable detail, prepared in accordance with generally accepted accounting principles and certified by KPMG Peat Marwick, L.L.P. or another independent accounting firm acceptable to the Lender;

               (b) not later than 45 days after and as of the end of each of the first three quarters of each fiscal year, unaudited consolidated financial statements of the Borrower, to include a balance sheet and statements of income, changes in stockholders' equity and cash flows, all in reasonable detail, prepared in accordance with generally accepted accounting principles (subject to changes resulting from normal year-end adjustments), and certified by the chief financial officer of the Borrower;

               (c) not later than 45 days after and as of the end of each of the first three quarters of each year, copies of the Report of Condition and the Report of Income and Dividends of each of the Bank Subsidiaries as filed with the Federal Deposit Insurance Corporation, the Office of Thrift Supervision, or other primary federal bank regulatory agency (as the case may be);

               (d) not later than 30 days after and as of the end of each quarter of each year, a statement of the Borrower's chief financial officer describing in reasonable detail the status of compliance with each of the covenants set forth in Articles IV and V hereof, and, in the event of non-compliance with any of such covenants, also setting forth in reasonable detail the action which the Borrower proposes to take with respect thereto;

               (e) as soon as available, copies of all proxy materials, financial statements and reports (if any) which the Borrower sends to its stockholders and copies of all regular, periodic and special reports and all registration statements which the Borrower files with the Securities and Exchange Commission or any state securities commission or regulatory agency;

               (f) immediately after the occurrence of a material adverse change in the business, properties, condition, management or prospects, financial or otherwise, of the Borrower or any Subsidiary, including, without limitation, imposition of any formal or informal letter agreement, memorandum of understanding, cease and desist order, or other similar regulatory action involving the Borrower or any Subsidiary, a statement of the Borrower's chief executive officer or chief financial officer setting forth in reasonable detail such change and the action which the Borrower or any Subsidiary proposes to take with respect thereto; and

               (g) from time to time upon request of the Lender, such other information relating to the operations, business, condition, management, properties and prospects of the Borrower or any Subsidiary as the Lender may reasonably request.

         4.3 The Borrower shall permit the Lender's appropriate officers to inspect the financial books and records of Borrower and each Subsidiary, to perform a review of the loan portfolio of each Bank Subsidiary as reasonably deemed necessary, and to review regulatory reports to the extent permitted by the Borrower's and each Subsidiary's regulatory authorities.

         4.4 The Borrower and each Subsidiary shall punctually pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon any of its property, as well as all claims of any kind, which if unpaid, might by law become a lien or charge upon its property, except taxes, assessments, charges, levies or claims which are in good faith being timely litigated or otherwise properly contested by the Borrower or the Subsidiary and as to which the contestant has established an adequate reserve on its books.

         4.5 The Borrower and each Subsidiary shall comply in all material respects with the requirements of all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to it, and all orders and decrees of all courts and arbitrators in proceedings or actions to which it is a party or by which it is bound.

         4.6 The Borrower shall immediately report to the Lender any significant change in Borrower's management or any change of greater than 1% of Borrower's total outstanding shares in the beneficial ownership of the Borrower's common stock by any officer, director or 5% or greater stockholder of the Borrower.

         4.7 The Borrower shall purchase a minimum of $50,000 in the stock of Community Financial Services, Inc., Atlanta, Georgia.

                         ARTICLE V - NEGATIVE COVENANTS

         For so long as this Agreement is in effect, and unless the Lender expressly consents in writing otherwise or to the contrary, the Borrower hereby expressly covenants and agrees to the following negative covenants:

         5.1 The Borrower shall not permit the book value (as determined in accordance with generally accepted accounting principles) of the shares of Bank Stock under pledge to the Lender as of the end of any fiscal quarter during the term of this Agreement to be less than $32,000,000.

         5.2 The Borrower shall not permit the Total Risk-Based Capital Ratio of the Borrower or any of the Bank Subsidiaries as of the end of any fiscal year during the term of this Agreement to be less than 9.0%.

         5.3 The Borrower shall not, and shall not permit any of the Bank Subsidiaries to, fail to comply with any minimum capital requirement imposed by any of their federal and state regulators.

         5.4 The Borrower shall not permit the earnings of the Bank Subsidiaries, on an annualized basis as of the end of each calendar quarter during the term of this Agreement, to be less than adequate on a prospective basis to pay to the Borrower in the immediately succeeding calendar year legally permissible dividends in amounts sufficient to fund the payments of principal and interest on the Loan required under the Note and this Agreement during such year, except to the extent that new funds available for debt service in an amount sufficient to cover the prospective deficiency are made available to the Borrower in a manner that does not violate any covenant in this Agreement or any other Financing Document.

         5.5 Neither the Borrower nor any Bank Subsidiary shall receive a composite CAMELS rating from any of its regulators other than a "1" or "2".

         5.6 Neither the Borrower nor any Bank Subsidiary shall permit its Core Capital to be less than 5.0% of total assets.

         5.7 The Borrower shall neither declare nor pay any dividend nor make any distribution on any shares of stock of the Borrower or to its stockholders (other than dividends or distributions payable in shares of stock of the Borrower), nor shall the Borrower retire, redeem, purchase or otherwise acquire for value, directly or indirectly, any shares of the capital stock of the Borrower (nor permit any Subsidiary to do so) if an Event of Default has occurred or if such declaration, payment, distribution, retirement, purchase, redemption or other acquisition would result in an Event of Default hereunder or an event which, with the giving of notice or passage of time (or both), would constitute such an Event of Default.

         5.8 Other than the CFM Loan, the Borrower shall not, nor permit any Bank Subsidiary to, incur, create, assume or permit to exist any indebtedness or liability for borrowed money in excess of $250,000 other than to the Lender, the Borrower or a wholly-owned Subsidiary of the Borrower, without prior Lender approval, except that this covenant shall not apply to deposits, repurchase agreements, reverse repurchase agreements, reverse dollar roll repos, overdrafts, borrowing of federal funds, FHLB advances, and other banking transactions entered into by a Bank Subsidiary in the ordinary course of its business.

         5.9 The Borrower shall not in any manner, directly or indirectly, become a guarantor of any obligation of, or an endorser of, or otherwise assume or become liable upon any notes, obligations, or other indebtedness of any other Person (other than a Subsidiary) except in connection with the normal and ordinary course of business.

         5.10 Without the prior written consent of the Lender, which consent will not be unreasonably withheld, the Borrower shall not, nor permit any Bank Subsidiary to, transfer all or substantially all of its assets to, consolidate with or merge with any other Person or acquire all or substantially all of the properties or capital stock of any other Person, or create any Subsidiary or enter into any partnership or joint venture.

         5.11 Without the prior written consent of the Lender, which consent will not be unreasonably withheld, the Borrower shall not, nor permit any Subsidiary to, change or amend its articles or certificate of incorporation or association or its bylaws.

         5.12 Without the prior written consent of the Lender, which consent will not be unreasonably withheld, the Borrower shall not permit any Subsidiary (either directly or indirectly by the issuance of rights or options for, or securities convertible into, such shares) to issue, sell or otherwise dispose of any shares of any class of its stock (other than directors' qualifying shares) except to the Borrower or a wholly-owned Subsidiary of the Borrower.

         5.13 Without the prior written consent of the Lender, which consent will not be unreasonably withheld, the Borrower shall not sell or otherwise dispose of, or part with control of, any securities or indebtedness of any Subsidiary, and the Borrower shall not pledge, hypothecate, assign, transfer or grant a security interest in any of the capital stock or other securities of any of its Subsidiaries.

         5.14 Neither the Borrower nor any Subsidiary shall incur or suffer to exist any material accumulated funding deficiency within the meaning of ERISA or incur any material liability to the Pension Benefit Guaranty Corporation established under ERISA (or any successor thereto under ERISA).

         5.15 The Borrower shall not, nor permit any Bank Subsidiary to, voluntarily change its president, chief executive officer or chief financial officer without giving prompt written notice to the Lender.

                       ARTICLE VI - CONDITIONS PRECEDENT

         All of the Lender's obligations under this Agreement, including without limitation any obligation to make any advance of the Loan to the Borrower, are subject to the prior fulfillment of each of the following conditions, and the Borrower shall use its best efforts to cause each of the following conditions to be so fulfilled:

         6.1 All representations and warranties of the Borrower contained in this Agreement and in each and every one of the other Financing Documents shall be true, correct, complete and accurate in all material respects on and as of the date of each advance of the Loan.

         6.2 The Borrower and each Subsidiary shall have duly and properly performed in all material respects all covenants, agreements, and obligations required by the terms of this Agreement or any of the other Financing Documents to be performed by the Borrower or the Subsidiary.

         6.3 The Borrower shall not have taken or permitted to be taken any actions which would conflict with any of the provisions of Article V hereof.

         6.4 Since the date of this Agreement no material adverse change shall have occurred in the Borrower's or any Subsidiary's condition (financial or otherwise), or in the business, properties, assets, liabilities, prospects, or management of the Borrower or any Subsidiary.

         6.5 Prior to the advance of the Loan, the Borrower shall have delivered to the Lender the following described documents:

               (a) This Agreement duly executed by the Borrower;

               (b) The Note duly executed by the Borrower;

               (c) The Pledge Agreement duly executed by the Borrower;

               (d) A Certificate of the Borrower's Secretary or Assistant Secretary, in form and substance satisfactory to the Lender, with respect to the corporate documents of the Borrower and the Bank, the resolutions of the Borrower's directors authorizing the execution of this Agreement and the other Financing Documents, and such other matters as the Lender may reasonably require;

               (e)  A  copy  of  the  Borrower's   certificate  or  articles  of
incorporation certified by the Secretary of State of the state of its incorporation;

               (f) A certificate of the Secretary of State of the state of the Borrower's incorporation certifying that the Borrower is a corporation duly organized and in good standing under the laws of such state;

               (g) A copy of the Bank's certificate or articles of incorporation or association certified by its chartering authority;

               (h)  An  opinion  of  legal   counsel,   in  form  and  substance
satisfactory to the Lender, with respect to the Borrower's and the Bank's organization and authority, the enforceability of this Agreement and the Financing Documents, and such other matters as the Lender may reasonably require;

               (i) Stock powers covering all of the Bank Stock; and

               (j) Such other documents, instruments and agreements as may be reasonably required by the Lender or the Lender's counsel in connection with the Loan hereunder.

         6.6 No Event of Default or event which, with the giving of notice or passage of time (or both), would constitute an Event of Default under the terms of this Agreement, shall have occurred.

         6.7  Prior  to the  advance  of any  amount  of the Loan in  excess  of
$5,000,000, the Lender shall have received commitments from its respondent/correspondent banks to purchase at least $11,000,000 in participations in the Loan.

                        ARTICLE VII - EVENTS OF DEFAULT

         The occurrence of any one or more of the following events will constitute an event of default (herein called an "Event of Default") by the Borrower under this Agreement:

         7.1 After notice from Lender of amount payable, failure of the Borrower punctually to make payment of any amount payable, whether principal or interest or other amount, on any of the Liabilities, whether at maturity, or at a date fixed for any prepayment or partial prepayment, or by acceleration or otherwise.

         7.2 If any statement, representation, or warranty of the Borrower made in this Agreement or in any of the other Financing Documents or at any time furnished by or on behalf of the Borrower to the Lender proves to have been untrue, incorrect, misleading, or incomplete in any material respect as of the date made.

         7.3 Failure of the Borrower punctually and fully to perform, observe, discharge or comply with any of the covenants set forth in Article V hereof, which failure is not cured within 30 days after notice from the Lender to the Borrower.

         7.4 Failure of the Borrower punctually and fully to perform, observe, discharge or comply with any of the other covenants set forth in this Agreement, which failure is not cured within 30 days after notice from the Lender to the Borrower.

         7.5 The occurrence of a default, an event of default, or an Event of Default under any of the other Financing Documents or under any other agreement to which the Borrower and the Lender are parties or under any other instrument executed by the Borrower in favor of the Lender.

         7.6 If the Borrower or any Subsidiary becomes insolvent or makes an assignment for the benefit of creditors; or if any action is brought by the Borrower or any Subsidiary seeking dissolution of the Borrower or such Subsidiary or liquidation of its assets or seeking the appointment of a trustee, interim trustee, receiver, or other custodian for any of its property; or if the Borrower or any Subsidiary commences a voluntary case under the Federal Bankruptcy Code; or if any reorganization or arrangement proceeding is instituted by the Borrower or any Subsidiary for the settlement, readjustment, composition or extension of any of its debts upon any terms; or if any action or petition is otherwise brought by the Borrower or any Subsidiary seeking similar relief or alleging that it is insolvent or unable to pay its debts as they mature.

         7.7 If any action is brought against the Borrower or any Subsidiary seeking dissolution of the Borrower or such Subsidiary or liquidation of any of its assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property, and such action is consented to or acquiesced in by the Borrower or such Subsidiary or is not dismissed within 30 days of the date upon which it was instituted; or if any proceeding under the Federal Bankruptcy Code is instituted against the Borrower or any Subsidiary and
(i) an order for relief is entered in such proceeding or (ii) such proceeding is consented to or acquiesced in by the Borrower or such Subsidiary or is not dismissed within 30 days of the date upon which it was instituted; or if any reorganization or arrangement proceeding is instituted against the Borrower or any Subsidiary for the settlement, readjustment, composition, or extension of any of its debts upon any terms, and such proceeding is consented to or acquiesced in by the Borrower or such Subsidiary or is not dismissed within 30 days of the date upon which it was instituted; or if any action or petition is otherwise brought against the Borrower or any Subsidiary seeking similar relief or alleging that it is insolvent, unable to pay its debts as they mature, or generally not paying its debts as they become due, and such action or petition is consented to or acquiesced in by the Borrower or such Subsidiary or is not dismissed within 30 days of the date upon which it was brought.

         7.8 If the Borrower or any Subsidiary is in default on indebtedness to another Person or an event has occurred which, with the giving of notice or passage of time, or both, will cause the Borrower or any Subsidiary to be in default on indebtedness to another Person, and the amount of such indebtedness exceeds $500,000 or the acceleration of the maturity of such indebtedness would have a material adverse effect upon the Borrower or such Subsidiary.

         7.9 Any other Material Adverse Change occurs in the Borrower's financial condition or means or ability to pay the Liabilities.

         7.10 If any cease and desist order has been entered against Borrower or any Subsidiary by any federal or state bank or bank holding company regulatory agency or body, or if the Borrower or any Subsidiary enters into any form of memorandum of understanding, plan of corrective action, or letter agreement with any such federal or state bank or bank holding company regulatory agency or body concerning a material aspect of its business, or if any other regulatory enforcement action is taken against Borrower or any Subsidiary relating to the capitalization, management or material operation of the Borrower or any Subsidiary.

         7.11 If Borrower or any Subsidiary is indicted or convicted or pleads guilty or nolo contendere to any charge that Borrower or such Subsidiary has violated the Federal Money Laundering Control Act, the Controlled Substances Act, the Currency and Foreign Transactions Reporting Act or any other federal, state or local drug, controlled substances, money laundering, currency reporting, racketeering, or racketeering-influenced-and-corrupt-organization statute or regulations, or any other similar federal, state or local forfeiture statute (including without limitation 18 U.S.C. ss. 1963).

         7.12 If any Person (other than a Person who controls Borrower as of the date of this Agreement) or group of Persons acting in concert (other than a group of Persons which controls Borrower as of the date of this Agreement) shall at any time after the date of the Agreement acquire control of the Borrower, as such term is defined by the Change in Bank Control Act of 1978, as amended, 12 U.S.C. ss. 1817(j), and the rules and regulations adopted thereunder.

         7.13 If the Borrower ceases to own 100% of the issued and outstanding capital stock of, or to control, the Bank, or ceases to control any of the Bank Subsidiaries.

                      ARTICLE VII - REMEDIES UPON DEFAULT

         8.1 Upon the occurrence of an Event of Default:

               (a) Any of the Liabilities may (notwithstanding any provisions contained therein or herein to the contrary), at the option of the Lender and without presentment,emand, notice or protest of any kind (all of which are expressly waived by the Borrower in this Agreement), be declared due and payable, whereupon they immediately will become due and payable;

               (b) The Lender may also, at its option, and without notice or demand of any kind, exercise from time to time any and all rights and remedies available to it under this Agreement or under any of the other Financing Documents, as well as exercise from time to time any and all rights and remedies available to a secured party when a debtor is in default under a security agreement as provided in the Uniform Commercial Code of Georgia, or available to the Lender under any other applicable law or in equity, including without limitation the right to any deficiency remaining after disposition of the Collateral; and

               (c) The Borrower shall pay all of the reasonable costs and expenses incurred by the Lender in enforcing its rights under this Agreement and the other Financing Documents. In the event any claim under this Agreement or under any of the other Financing Documents is referred to an attorney for collection, or collected by or through an attorney at law, the Borrower will be liable to the Lender for all expenses incurred by it in seeking to collect the Liabilities or to enforce its rights hereunder, in the other Financing Documents or in the Collateral, including, without limitation, reasonable attorneys' fees.

         8.2 Any proceeds from disposition of any of the Collateral may be applied by the Lender first to the payment of all expenses and costs incurred by the Lender in collecting such Liabilities, in enforcing the rights of the Lender under each and every one of the Financing Documents and in collecting, retaking, holding, preparing the Collateral for and advertising the sale or other disposition of and realizing upon the Collateral, including, without limitation, reasonable attorneys' fees as well as all other legal expenses and court costs. Any balance of such proceeds may be applied by the Lender toward the payment of such of the Liabilities and in such order of application as the Lender may from time to time elect. The Lender shall pay the surplus, if any, to the Borrower. The Borrower shall pay the deficiency, if any, to the Lender.

                           ARTICLE IX - MISCELLANEOUS

         9.1 Time is of the essence of this Agreement.

         9.2 This Agreement, together with all of the other Financing Documents, supersedes all prior discussions, understandings and agreements by and between the Borrower and the Lender with respect to the Loan and the Collateral, and together they constitute the sole and entire agreement between the parties.

         9.3 This Agreement and the security interests and security title conveyed under the Financing Documents shall remain in full force and effect until such time as (i) the Liabilities are repaid in full, (ii) the Lender is under no obligation to make loans or other financial accommodations to the Borrower, and (iii) either party in writing notifies the other that it is thereby terminating this Agreement.

         9.4 The Lender will not be deemed as a consequence of any act, delay, failure, omission, or forbearance (including without limitation failure to exercise its rights of accelerating the maturity of any of the Liabilities or other indulgences granted from time to time by the Lender) or for any other reason: (i) to have waived, or to be estopped from exercising, any of its rights or remedies under this Agreement or under any of the other Financing Documents; or (ii) to have modified, changed, amended, terminated, rescinded, or superseded any of the terms of this Agreement or of any of the other Financing Documents unless such waiver, modification, amendment, change, termination, rescission, or supersession is express, in writing and signed by a duly authorized officer of the Lender. No single or partial exercise by the Lender of any right or remedy will preclude other or further exercise thereof or preclude the exercise of any right or remedy, and a waiver expressly made in writing on one occasion will be effective only in that specific instance and only for the precise purpose for which given, and will not be construed as a consent to or a waiver of any right or remedy on any future occasion.

         9.5 Except as provided otherwise in this Agreement, all notices and other communications under this Agreement are to be in writing and are to be deemed to have been duly given and to be effective upon delivery to the party to whom they are directed. If sent by U.S. mail, first class, certified, return receipt requested, postage prepaid, and addressed to the Lender or to the Borrower at their respective addressees set forth below, such notices, demands and other communications are to be deemed to have been delivered on the second business day after being so posted.

If to the Lender:             The Bankers  Bank
                              2410 Paces Ferry Road
                              600 Paces Summit
                              Atlanta, Georgia  30339
                              Attn:  Jack Gardner, Vice President


If to the Borrower:           Coastal Financial Corporation
                              2619 North Oak Street
                              Myrtle Beach, South Carolina  29577
                              Attn:   Michael C. Gerald, President
                                      and Chief Executive Officer
                                      Jerry L. Rexroad, Executive Vice President and Chief Financial Officer

Either the Lender or the Borrower may, by written notice to the other, designate a different address for receiving notices under this Agreement; provided, however, that no such change of address will be effective until written notice thereof is actually received by the party to whom such change of address is sent.

         9.6 The Borrower may not, without the consent of the Lender, assign or transfer any of its rights or duties hereunder or under any of the other Financing Documents.

         9.7 The Lender may at any time grant participation in or sell, assign, transfer or otherwise dispose of, all or any portion of the indebtedness of the Borrower outstanding pursuant to this Agreement and the Note; provided, however, that no such participant, nor any of its successors or assigns, may be a direct competitor of the Borrower. The Borrower hereby agrees that any holder of a participation in, and any assignee or transferee of, all or any portion of any amount owed by the Borrower under this Agreement and the Note (i) shall be entitled to the benefits of the provisions of this Agreement as the Lender hereunder, and (ii) may exercise any and all rights of the banker's lien, set-off or counterclaim with respect to any and all amounts owed by the Borrower to such assignee, transferee or holder as fully as if such assignee, transferee or holder had made the Loan in the amount of the obligation in which it holds a participation or which is assigned or transferred to it.

         9.8 All statements, reports, certificates, opinions, and other documents or information furnished to the Lender under the Financing Documents shall be supplied by the Borrower without cost to the Lender. Further, the Borrower shall reimburse the Lender on demand for all out-of-pocket costs and expenses (including reasonable legal fees and recording costs) incurred by the Lender in connection with the preparation, establishment, interpretation, operation, and enforcement of the Financing Documents or the protection or preservation of any right or claim of the Lender with respect to the Financing Documents.

         9.9 The Borrower will pay all taxes (if any) in connection with this Agreement, any of the other Financing Documents, any loan made in connection with this Agreement, or the issuance or ownership of any of the Financing Documents and in connection with any modification of this loan, this agreement, or any of the Financing Documents (excluding, however, any taxes imposed upon or measured by the net income of the Lender), and will save the Lender harmless without limitation as to time against any and all liabilities with respect to all such taxes. The obligations of the Borrower under this section shall survive the payment of the Liabilities and the termination of this Agreement.

         9.10 In addition to any other amounts payable by Borrower under this Agreement, Borrower hereby agrees to pay and indemnify Lender from and against all claims, liabilities, losses, costs, and expenses (including, without limitation, reasonable attorneys' fees and expenses) which Lender may (other than as a result of the gross negligence or willful misconduct of Lender), incur or be subject to as a consequence, directly or indirectly, of (i) any breach by Borrower of any warranty, term or condition in, or the occurrence of any default under, this Agreement or any other Financing Document, including all fees or expenses resulting from the settlement or defense of any claims or liabilities arising as a result of any such breach or default, (ii) allegations of participation or interference by Lender in the management, contractual relations or other affairs of Borrower or any Subsidiary, (iii) allegations that Lender has joint liability with Borrower or any Subsidiary for any reason, and (iv) any suit, investigation, or proceeding as to which Lender or such participant is involved as a consequence, directly or indirectly, of its execution of this Agreement or any other Financing Document, or any other event or transaction contemplated by any of the foregoing. The obligations of Borrower under this
Section 9.10 shall survive the termination of this Agreement.

         9.11 Upon the occurrence of an Event of Default hereunder, the Lender, without notice or demand of any kind, may hold and set off against such of the Liabilities (whether matured or unmatured) as the Lender may elect, any balance or amount to the credit of the Borrower in any deposit, agency, reserve, holdback or other account of any nature whatsoever maintained by or on behalf of the Borrower with the Lender at any of its offices, regardless of whether such accounts are general or special and regardless of whether such accounts are individual or joint. Any Person purchasing an interest in debt obligations under this Agreement held by the Lender may exercise all rights of offset with respect to such interest as fully as if such Person were a holder of debt obligations hereunder in the amount of such interest.

         9.12 If at any time the Lender upon advice of its counsel shall determine that any further document shall be required to effect this Agreement and the transactions and other agreements contemplated thereby, the Borrower shall, and shall cause its Subsidiaries to, execute and deliver such document and otherwise carry out the purposes of this Agreement.

         9.13 This Agreement and all of the other Financing Documents have been made and delivered in the State of Georgia, and the terms, provisions and performance thereof are in all respects, including without limitation all matters of construction, interpretation, validity, enforcement, and performance, to be construed in accordance with and governed by the laws of that State, including without limitation the Uniform Commercial Code of Georgia, as amended from time to time. Wherever possible, each provision of this Agreement and of each and every one of the other Financing Documents is to be interpreted in such manner as to be effective and valid under applicable law, but if any provision thereof is prohibited or invalid under such law, such provision is to be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or of any of the other Financing Documents.

         9.14 "Herein," "hereof," and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular article, paragraph, section or other subdivision.

         9.15 The titles of the Articles appear as a matter of convenience only and shall not affect the interpretation hereof.

         9.16 Words importing the singular number shall include the plural number and vice versa, and pronouns used shall be deemed to cover all genders.

         9.17 This Agreement may not be amended, supplemented or otherwise modified except by an instrument in writing signed by each of the parties hereto.

                  IN WITNESS WHEREOF, the Lender has executed this Agreement, and the Borrower has executed this Agreement and placed its seal hereon, all as of the day and year first above written.


                                BORROWER:

                                COASTAL FINANCIAL CORPORATION


                                By:      /s/Michael C. Gerald
                                         --------------------
                                         Michael C. Gerald
                                Title:   President and Chief Executive Officer

                                Attest:

                                Title:


                                         [CORPORATE SEAL]


                                LENDER:

                                THE BANKERS BANK


                                By:      /s/Jack Gardner
                                         Jack Gardner
                                Title:   Vice President

                                Attest:

                                Title:


                                          [BANK SEAL]